                                     [LOGO]

                                  THE FRANKLIN
                            LIFE INSURANCE COMPANY
             -----------------------------------------------------
                        *AN AMERICAN GENERAL COMPANY
             #1 FRANKLIN SQUARE , SPRINGFIELD, ILLINOIS 62713-0001


Dear Contract Owner:

We are pleased to provide this 1997 annual report which shows the status of and balances in your Franklin Life Variable Annuity Fund A contract.

                                       INVESTMENT POSITION
                                       -------------------

                                    DECEMBER 31,     JUNE 30,       DECEMBER 31,
                                       1997            1997            1996
                                    ------------     --------       ------------
VARIABLE PORTION:
-----------------
  Accumulation Unit Value              $98.43         $91.56         $81.48
                                     --------         ------         ------
                                     --------         ------         ------
    Percentage Change From:

    December 31, 1996                 +20.80%
                                     --------
                                     --------

    June 30, 1997                    +  7.50%
                                     --------
                                     --------

The accumulation unit value is based on the market price of the investments held by the Fund. A listing of the investments held at December 31, 1997 appears on page 3.

     FIXED PORTION:
     Additional units in the fixed rate portion of your annuity arising from contributions credited during the contract year ending in 1997 were based on a 6.25% interest rate, less a contract expense charge. If your contract anniversary is in the first half of 1998, the interest rate for the fixed portion of your annuity applicable to contributions made during the contract year ending in 1998 is anticipated to be 6.25%, less a contract expense charge. Amounts selected for investment in the fixed rather than the variable portion of your annuity do not participate in the investment experience of the Fund. Contract units resulting from interest added or contributions made prior to the contract year ending in 1997 continue to be credited with additional interest based on investment yields which reflect the years during which such units were purchased. Crediting rates are not guaranteed for future years.

The U.S. economy continued to expand at a very rapid rate in 1997. It is estimated that the Gross Domestic Product will increase some 3.5% to 4.0% for the year, well ahead of the expectations expressed at the beginning of 1997. Employment continues to grow, with the unemployment rate dropping to 4.7% in December 1997, down from 5.3% in December 1996, but up from 4.6% in November 1997. The Federal Reserve Board has kept the Federal Funds rate steady the last half of 1997 after raising the rate from 5.25% to 5.50% on March 25, 1997. The stock market had another good year, the third year in a row, with the Standard & Poor's 500 Index up 31.01% in 1997. This increase came with a great deal of difficulty in the second half of the year, as the Asian markets ran into financial uncertainty. The U.S. companies are showing very high price/earnings ratios and the U.S. economic growth is expected to slow in the near future.

Inflation, as measured by the Gross Domestic Product deflator, was a very acceptable 1.9% in 1996, then declining to 1.4% by the third quarter of 1997. The Consumer Price Index increased 3.3% in 1996 and in 1997, 1.7%, the smallest increase since 1986. The Producers Price Index declined 0.2% in December, with a decline in nine of the twelve months of 1997 and an annual decline in 1997 of 1.2%. The decline in wholesale prices will be good news on the inflation front. The stock market will likely have a period of consolidation as it works its way through the Asian crisis, high price/earnings ratios and a slowing economy.

In today's fast-paced world, products, markets, client's needs, and individual risk tolerance all change. In this environment, you may want to take some extra time and review how well this product continues to meet your retirement investment objectives. A Franklin Life representative would be happy to review your financial situation with you and suggest the most appropriate mix of products to provide financial security consistent with your risk tolerance.

                                   Cordially yours,

                                   /s/ William A. Simpson

                                   William A. Simpson
                                   Chairman, Chief Executive Officer
                                   and President

                        FRANKLIN LIFE VARIABLE ANNUITY FUND A
                         STATEMENT OF ASSETS AND LIABILITIES
                                  DECEMBER 31, 1997

Assets
          Investments-at fair value (cost-$6,923,517):
                    Common stocks                                                                              $  10,325,291
                    Short-term notes                                                                               1,896,668
                                                                                                               ----------------
                                                                                                                  12,221,959
          Cash on deposit                                                                                             54,548
          Dividends and interest receivable                                                                           19,871
                                                                                                               ----------------
                                        Total Assets                                                              12,296,378

Liability -due to The Franklin Life Insurance Company                                                                  1,489
                                                                                                               ----------------
Contract owners' equity
          Annuity reserves                                                                 $  19,380
          Value of 124,714.114 accumulation units outstanding,
            equivalent to $98.42918992 per unit                                           12,275,509           $  12,294,889
                                                                                         ------------          ----------------

                                             STATEMENT OF OPERATIONS
                                          YEAR ENDED DECEMBER 31, 1997

Investment income
          Dividends                                                                       $  167,447
          Interest                                                                            83,552
                                                                                         ------------
                                        Total Income                                                              $  250,999

Expenses
          Mortality and expense charges                                                   $  119,981
          Investment management services                                                      52,451
                                                                                         ------------
                                        Total expenses                                                               172,432
                                                                                                               ----------------
                                        Net investment income                                                         78,567

Realized and unrealized gain on investments:
          Net realized gain from investment transactions
           (excluding short-term investments):
                    Proceeds from sales                                                   $1,508,962
                    Cost of investments sold (identified cost method)                      1,056,000
                                                                                         ------------
                         Net realized gain                                                                           452,962
          Net unrealized appreciation of investments
                    Beginning of year                                                     $3,584,070
                    End of year                                                            5,298,442
                                                                                         ------------
                         Net unrealized appreciation                                                               1,714,372
                                                                                                               ----------------
                         Net gain on investments                                                                   2,167,334
                                                                                                               ----------------
                         Net increase in contract owners'
                          equity resulting from operations                                                      $  2,245,901
                                                                                                               ----------------
                                                                                                               ----------------

                                   STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY
                                                                                               YEAR ENDED DECEMBER 31
                                                                                              1997                 1996
                                                                                       --------------------------------------
Net investment income                                                                      $  78,567           $  85,278
Net realized gain from investment transactions                                               452,962             269,793
Net unrealized appreciation of investments                                                 1,714,372           1,406,762
                                                                                       --------------------------------------
          Net increase In contract owners' equity resulting from operations                2,245,901           1,761,833
Net contract purchase payments                                                               268,272             226,321
Reimbursement for contract guarantees                                                            172               3,178
Annuity payments                                                                              (4,568)             (3,878)
Withdrawals                                                                               (1,636,104)           (995,151)
                                                                                       --------------------------------------
          Net increase in contract owners' equity                                            873,673             992,303
          Contract owners' equity at beginning of year                                    11,421,216          10,428,913
                                                                                       --------------------------------------
          Contract owners' equity at end of year                                         $12,294,889         $11,421,216
                                                                                       --------------------------------------
                                                                                       --------------------------------------

                          SEE NOTES TO FINANCIAL STATEMENTS

                        FRANKLIN LIFE VARIABLE ANNUITY FUND A
                               PORTFOLIO OF INVESTMENTS
                                  DECEMBER 31, 1997

    NUMBER
     OF                                                         FAIR
    SHARES                                                      VALUE
 ------------                                             ---------------
                    COMMON STOCKS (83.98%)
                    BANKING (4.16%)
     3,675            SLM Holding Corporation               $  511,284
                    BEVERAGES (1.30%)
     4,400            PepsiCo, Incorporated                    159,500
                    BUSINESS SERVICES (1.61%)
     5,600            Equifax Inc.                             198,450
                    CHEMICALS (2.23%)
     2,700            Dow Chemical                             274,050
                    COMPUTER SERVICES (3.00%)
     8,100            Ceridian Corporation*                    371,081
                    COSMETICS & HOUSEHOLD PRODUCTS
                      (3.27%)
     4,000            Gillette Company                         401,750

                    DRUGS & HEALTH CARE (21.62%)
     8,000            Eli Lilly and Company                    557,000
     4,300            Merck & Company, Inc.                    455,800
     4,200            Pfizer, Incorporated                     313,163
     6,450            St. Jude Medical, Inc.*                  196,725
     6,600            Schering-Plough Corporation              410,025
     6,000            Stryker Corporation                      223,500
    16,000            Walgreen Company                         502,000
                                                           --------------
                                                             2,658,213

                    ELECTRONICS & INSTRUMENTATIONS
                      (2.94%)
     5,800            Hewlett-Packard Company                  361,775
                    FOOD PROCESSING (2.86%)
    10,600            ConAgra, Inc.                            351,125
                    FOOD - RETAIL (2.19%)
     5,700            Albertson's, Inc.                        269,325
                    FOOD - WHOLESALE ( 2.48%)
     6,700            Sysco Corporation                        305,269
                    HOUSEHOLD PRODUCTS (1.28%)
     3,700            Newell Co.                               157,250
                    MACHINERY - INDUSTRIAL & CONSTRUCTION
                      (.46%)
     1,500            Fluor Corporation                         56,062

                    OFFICE EQUIPMENT & SERVICES (8.00%)
     5,000            Compaq Computers Corporation*            282,500
     5,350            Digital Equipment Corporation*           198,619

     4,800            International Business Machines
                           Corporation                         502,200
                                                           --------------
                                                               983,319

                    OIL SERVICES & DRILLING ( 2.62%)
     6,200            Halliburton Company                      321,625

                    OILS & OIL RELATED PRODUCTS (4.9%)
     2,700            Amoco Corporation                        229,838
     2,600            Atlantic Richfield Company               208,325
     2,600            Kerr-McGee Corporation                   164,612
                                                           --------------
                                                               602,775
                    PACKAGING - CONTAINERS ( 3.06%)
     8,400            Avery-Dennison Corporation               375,900
                    PHOTOGRAPHY ( 2.02%)
     4,100            Eastman Kodak Company                    248,306
                    RESTAURANTS/LODGING (1.92%)
     3,400            Marriott International, Inc.             235,450
                    RETAIL-SPECIALTY (2.29%)
     7,200            NIKE, Inc.                               281,250
                    TECHNOLOGY (7.48%)
     5,000            AMP, Incorporated                        210,000
     4,950            Diebold, Incorporated                    250,594
     4,800            Intel Corporation                        337,200
     3,600            Millipore Corporation                    122,175
                                                           --------------
                                                               919,969

                    UTILITIES - TELEPHONE (2.29%)
     5,000            BellSouth Corporation                    281,562
                                                           --------------
                                   TOTAL COMMON STOCKS
                                   (COST-$5,026,849)        10,325,290

PRINCIPAL
 AMOUNT
---------
                    SHORT-TERM NOTES (15.43%)
 $ 450,000          United States Treasury Bill
                      4.93%, due 2/5/98  (cost-$446,549)       446,549
$1,460,000          United States Treasury Bill
                      5.05%, due 2/5/98 (cost-$1,450,119)    1,450,119
                                                           --------------
                                   TOTAL SHORT-TERM NOTES
                                                             1,896,669
                                                           --------------

                              TOTAL INVESTMENTS (99.41%)
                                       (COST -$6,923,517)   12,221,959

                               CASH AND RECEIVABLES, LESS
                                        LIABILITY (.59 %)       72,930
                                                           --------------
                                   TOTAL CONTRACT OWNERS'
                                          EQUITY (100.0%)  $12,294,889
                                                           --------------
                                                           --------------

*NON-INCOME PRODUCING INVESTMENT  IN 1997.


                   SEE NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------------------------------------
THIS REPORT HAS BEEN PREPARED FOR THE INFORMATION OF FRANKLIN LIFE VARIABLE ANNUITY FUND A CONTRACT OWNERS. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

FRANKLIN LIFE VARIABLE ANNUITY FUND A
NOTES TO FINANCIAL STATEMENTS

NOTE A-SIGNIFICANT ACCOUNTING POLICIES

Franklin Life Variable Annuity Fund A (the Fund) is a segregated investment account of The Franklin Life Insurance Company (The Franklin) and is registered as an open-end diversified management investment company under the Investment Company Act of 1940, as amended. The Fund no longer issues new contracts. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS: Investments in common stocks listed on national stock exchanges are valued at closing sales prices. Unlisted common stocks are valued at the most recent bid prices, as supplied by broker-dealers. Short-term notes are valued at cost, which approximates fair value.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME: Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

FEDERAL INCOME TAXES: Operations of the Fund will form a part of, and be taxed with those of, The Franklin which is taxed as a "life insurance company" under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Fund.

ANNUITY RESERVES: Reserves on contracts, all involving life contingencies, are calculated using the Progressive Annuity Table with an assumed investment rate of 3-1/2%.

NOTE B-INVESTMENTS

Exclusive of short-term investments, the cost of investments purchased and the proceeds from investments sold during 1997 aggregated $70,929 and $1,508,962, respectively.

NOTE C-EXPENSES

Amounts are paid to The Franklin for investment management services at the rate of .0012% of the current value of the Fund per day (.438% on an annual basis) and for mortality and expense risk assurances at the rate of .002745% of the current value of the Fund per day (1.002% on an annual basis).

NOTE D-SALES AND ADMINISTRATIVE CHARGES

Sales and administrative charges aggregating $16,926 and $21,860 were deducted from the proceeds of the sales of accumulation units and retained by Franklin Financial Services Corporation and The Franklin during 1997 and 1996, respectively. Franklin Financial Services Corporation is a wholly-owned subsidiary of The Franklin and principal underwriter for the Fund.


NOTE E-SUMMARY OF CHANGES IN ACCUMULATION UNITS

                                                                 YEAR ENDED                   YEAR ENDED
                                                            DECEMBER 31, 1997              DECEMBER 31, 1996
                                                          ------------------------------------------------------
                                                            UNITS         AMOUNT          UNITS         AMOUNT
                                                            -----         ------          -----         ------
Balance at
  beginning of
  year                                                    139,945    $11,403,341        150,474    $10,412,808

Purchases                                                   2,945        268,272          3,007        226,321

Net investment
  income*                                                       -         78,354              -         85,005

Net realized gain
  from investment
  transactions*                                                 -        451,738              -        268,930

Net unrealized
  appreciation
  of investments*                                               -      1,709,736              -      1,402,260
Withdrawals                                               (18,176)    (1,636,104)       (13,536)      (995,151)

Reimbursement
  for contract
  guarantees*                                                   -            172              -          3,168
                                                          ------------------------------------------------------

Balance at end
 of year                                                  124,714    $12,275,509        139,945    $11,403,341
                                                          ------------------------------------------------------
                                                          ------------------------------------------------------

*Excludes portion allocated to annuity reserves on a pro rata basis.


NOTE F-REMUNERATION OF MANAGEMENT

No person receives any remuneration from the Fund because The Franklin pays the fees of members of the Board of Managers and officers and employees of the Fund pursuant to expense assurances. Certain members of the Board of Managers and officers of the Fund are also directors, officers or employees of The Franklin or Franklin Financial Services Corporation. Amounts paid by the Fund to The Franklin and to Franklin Financial Services Corporation are disclosed in this report.

NOTE G-NET UNREALIZED APPRECIATION OF
    INVESTMENTS

Net unrealized appreciation of investments at December 31, 1997 and 1996 was as follows:

                                                  DECEMBER 31,    DECEMBER 31,
                                                     1997            1996
                                                --------------------------------
Gross unrealized appreciation                     $5,387,633     $3,670,260

Gross unrealized depreciation                         89,191         86,190
                                                --------------------------------
  Net unrealized appreciation
  of investments                                  $5,298,442     $3,584,070
                                                --------------------------------
                                                --------------------------------

                        FRANKLIN LIFE VARIABLE ANNUITY FUND A
                              SUPPLEMENTARY INFORMATION
                PER-UNIT INCOME AND CHANGES IN ACCUMULATION UNIT VALUE
                  (SELECTED DATA AND RATIOS FOR AN ACCUMULATION UNIT
                          OUTSTANDING THROUGHOUT EACH YEAR)

                                                                                  YEAR ENDED DECEMBER 31
                                                            1997            1996           1995          1994            1993
                                                         ----------------------------------------------------------------------
Investment income                                          $1.910         $1.685         $1.948         $1.408         $1.231
Expenses                                                    1.312          1.090           .875           .773           .773
                                                         ----------------------------------------------------------------------
Net investment income                                        .598           .595          1.073           .635           .458
Net realized and unrealized gain (loss) on investments     16.346         11.690         14.139          (.240)          .112
                                                         ----------------------------------------------------------------------
Net increase in accumulation unit value                    16.944         12.285         15.212           .395           .570
Accumulation unit value:
  Beginning of year                                        81.485         69.200         53.988         53.593         53.023
                                                         ----------------------------------------------------------------------
  End of year                                             $98.429        $81.485        $69.200        $53.988        $53.593
                                                         ----------------------------------------------------------------------
                                                         ----------------------------------------------------------------------

Ratio of expenses to average net assets                     1.44%          1.44%          1.44%          1.44%          1.44%
Ratio of net investment income to average net assets         .66%           .79%          1.76%          1.18%           .85%
Portfolio turnover rate                                      .70%          4.77%         14.66%         88.99%         68.62%
Number of accumulation units outstanding at end of year   124,714        139,945        150,474        172,507        198,763
-------------------------------------------------------------------------------------------------------------------------------

                     MATTERS SUBMITTED TO VOTE OF CONTRACT OWNERS

An annual meeting of Contract Owners of the Fund was held on April 21, 1997. At the meeting, the individuals named below were elected as Members of the Board of Managers of the Fund, and Ernst & Young LLP was ratified as the Fund's independent auditors for the ensuing fiscal year. The number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, if applicable, as to each matter is set forth in the table below.


         MATTER                                             VOTES:
   -------------------                      ------------------------------------
                                                   FOR     AGAINST     ABSTAIN
                                                 -------   --------    -------
Election of
Robert G. Spencer as
Member, Board of Managers                        59,899     1,753         0

Election of
Dr. Robert C. Spencer as
Member, Board of Managers                        59,899     1,753         0

Election of
James W. Voth as
Member, Board of Managers                        60,015     1,637         0

Election of
Clifford L. Greenwalt as
Member, Board of Managers                        60,015     1,637         0

Ratification of Selection
of Ernst & Young LLP as
independent auditors                             59,688     1,135       829

                            REPORT OF INDEPENDENT AUDITORS



Board of Managers and Contract Owners
Franklin Life Variable Annuity Fund A

We have audited the accompanying statement of assets and liabilities of Franklin Life Variable Annuity Fund A, including the portfolio of investments, as of December 31, 1997, the related statement of operations for the year then ended and the statements of changes in contract owners' equity for each of the two years then ended, and the table of per-unit income and changes in accumulation unit value for each of the three years then ended. These financial statements and the table of per-unit income and changes in accumulation unit value are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the table of per-unit income and changes in accumulation unit value based on our audits. The table of per-unit income and changes in accumulation unit value for each of the two years in the period ended December 31, 1994 was audited by other auditors whose report dated February 1, 1995, expressed an unqualified opinion on that table.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the table of per-unit income and changes in accumulation unit value are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments held by the custodian as of December 31, 1997. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the 1997, 1996, and 1995 table of per-unit income and changes in accumulation unit value referred to above present fairly, in all material respects, the financial position of Franklin Life Variable Annuity Fund A at December 31, 1997, and the results of its operations for the year then ended, and the changes in its contract owners' equity for each of the two years then ended, and per-unit income and changes in accumulation unit value for each of the three years then ended in conformity with generally accepted accounting principles.





                                                       /s/ Ernst & Young LLP


Chicago, Illinois
January 30, 1998